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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 2, 2001
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-13626                75-2293354
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)



                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)





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ITEM 5.  OTHER EVENTS

Conference Call Regarding the Fiscal Year-End 2001 Financial Results

         Horizon Health Corporation will provide an online Web simulcast of its August 31, 2001 year-end earnings conference call on Tuesday, October 16, 2001, at 11:00 a.m. Eastern Time. The Company's results for the year ended August 31, 2001, will be released after the close of market on Monday, October 15, 2001.

         The live broadcast of Horizon Health Corporation's conference call will begin at 11:00 a.m. Eastern Time on October 16, 2001. A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company's website at www.horz.com or at www.streetevents.com.


























                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)
                                   SIGNATURES



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HORIZON HEALTH CORPORATION

Date:    October 2, 2001               By: /s/ Ronald C. Drabik
                                           -------------------------------------

                                           Ronald C. Drabik
                                           Senior Vice President, Finance and
                                           Administration